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                  OLD MUTUAL EQUITY GROWTH ASSETS SOUTH AFRICA FUND

                     Third Amendment to the Declaration of Trust

The undersigned, being a majority of the Trustees of Old Mutual Equity Growth Assets South Africa Fund (the "TRUST"), a Massachusetts business trust, acting pursuant to Section 11.7 of the Declaration of Trust, dated as of September 1, 1995 (the "DECLARATION"), of the Trust, as amended by the First Amendment to the Declaration of Trust dated as of May 27, 1996 and the Second Amendment to the Declaration of Trust dated as of May 5, 1997, hereby amend the said Declaration as follows:

1. AMENDMENT. That Section 11.7 of Article XI of the Declaration be, and it is hereby, amended in its entirety to read as follows:

          SECTION 11.7.  PRINCIPAL OFFICE AND REGISTERED AGENT.
     The name of the registered agent of the Trust is Melanie J. Saunders, Washington Mall Phase II, 4th Floor, 22 Church Street, Hamilton, Bermuda. The principal office of the Trust is Washington Mall Phase II, 4th Floor, 22 Church Street, Hamilton, Bermuda. The Trustees may, without the approval of Holders, change the registered agent of the Trust and the principal office of the Trust.

2. CONFIRMATION OF DECLARATION. The Declaration as amended hereby is confirmed and reaffirmed in every particular.

3. PROTECTION OF TRUSTEES. This amendment to the Declaration is not made by the Trustees of the Trust individually, but as Trustees under the Declaration, and the obligations under this amendment to the Declaration are not binding upon any of the Trustees of the Trust individually, but bind only the trust estate.

    IN WITNESS WHEREOF, the undersigned have executed this amendment to the Declaration in Hamilton, Bermuda as of the first day of June, 1998.



                                   ------------------------------------------
                                   WILLIAM L. BOYAN
                                   as Trustee
                                   and not individually

                                   John Hancock Mutual Life Insurance Company
                                   John Hancock Place
                                   200 Clarendon Street
                                   Boston, Massachusetts 02116
                                   U.S.A.
____________________________

* Because a Trustee of the Trust, William L. Boyan (John Hancock Mutual Life Insurance Company, John Hancock Place, 200 Clarendon Street, Boston, Massachusetts 02116), is a resident of the Commonwealth of Massachusetts, the Declaration does not name a resident agent in the Commonwealth.

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                                   ---------------------------------------
                                   THOMAS HASKINS DAVIS
                                   as Trustee
                                   and not individually

                                   Winchester Global Trust Company Limited
                                   Williams House
                                   20 Reid Street
                                   Hamilton, Bermuda




                                   ---------------------------------------
                                   MICHEL JOHN DREW
                                   as Trustee
                                   and not individually

                                   International Services Limited
                                   22 Church Street
                                   Hamilton HM 11, Bermuda



                                   ---------------------------------------
                                   WILLIAM LANGLEY
                                   as Trustee
                                   and not individually

                                   Old Mutual Asset Managers (Bermuda) Limited
                                   Washington Mall Phase II, 4th Floor
                                   22 Church Street
                                   Hamilton, Bermuda



                                   ---------------------------------------
                                   MICHAEL JOHN LEVETT
                                   as Trustee
                                   and not individually

                                   South African Mutual Life Assurance Society
                                   Mutualpark
                                   Jan Smuts Drive
                                   Pinelands,

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                                   Cape Town, South Africa

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                                   ---------------------------------------
                                   KENNETH RIGBY WILLIAMS
                                   as Trustee
                                   and not individually

                                   15 Lime Tree Walk
                                   Virginia Park
                                   Virginia Water
                                   Surrey, United Kingdom